SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 28, 2004

SEEBEYOND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-30207	95-4249153
(State or other jurisdiction of of incorporation)	(Commission file number)	(IRS Employer Identification No.)

800 E. Royal Oaks, Monrovia, CA		91016
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (626) 471-6000

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release, dated January 28, 2004, announcing final fourth quarter and full year 2003 financial results.

Item 12.  Results of Operation and Financial Condition.

On January 28, 2004, SeeBeyond Technology Corporation issued a press release announcing final financial results for its fiscal fourth quarter and full year ended December 31, 2003.  The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to the Commission pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEEBEYOND TECHNOLOGY CORPORATION

	By:	/S/ BARRY J. PLAGA
Barry J. Plaga
Senior Vice President and Chief Financial Officer
Dated: January 28, 2004

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated January 28, 2004, announcing final fourth quarter and full year 2003 financial results.